UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Amendment No. 1

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2010

Strategic Storage Trust, Inc.

(Exact name of Company as specified in its charter)

Commission File Number: 000-53644

Maryland	32-0211624
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

111 Corporate Drive, Suite 120, Ladera Ranch, California 92694

(Address of principal executive offices)

(877) 327-3485

(Company’s telephone number)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

EXPLANATORY NOTE:

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Strategic Storage Trust, Inc., a Maryland Corporation (the “Registrant”), hereby amends its Current Report on Form 8-K dated February 24, 2010, for the purpose of filing the financial statements and pro forma financial information required by Item 9.01 of Form 8-K with respect to the Registrant’s acquisition of two self storage facilities from Chicago Five Portfolio, LLC (“Babcock Portfolio”) in accordance with Rule 3-14 and Article 11 of Regulation S-X, respectively.

In accordance with Rule 3-14 and Article 11 of Regulation S-X, the Registrant hereby files the following financial statements and pro forma financial information, respectively.

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders

Strategic Storage Trust, Inc.

Ladera Ranch, California

We have audited the accompanying combined statement of revenue and certain operating expenses (the “Historical Summary”) of the properties located in Fort Lee, New Jersey and Weston, Florida, respectively (together, the “Babcock Portfolio”) for the year ended December 31, 2009. The Historical Summary is the responsibility of the Babcock Portfolio’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Historical Summary presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K/A and in the registration statement on Form S-11 of Strategic Storage Trust, Inc.) as described in Note 1 and is not intended to be a complete presentation of the Babcock Portfolio’s revenue and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the combined revenue and certain operating expenses described in Note 1 of the Babcock Portfolio for the year ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

/s/ Reznick Group, P.C.

Baltimore, Maryland

April 26, 2010

BABCOCK PORTFOLIO

COMBINED STATEMENT OF REVENUE AND

CERTAIN OPERATING EXPENSES

For the Year Ended December 31, 2009

REVENUE
Net rental revenue	$2,849,449
Other operating income	95,360

Total revenue		$2,944,809

CERTAIN OPERATING EXPENSES
Property operating expenses	297,085
Salaries and related expenses	165,123
Marketing expense	38,820
Real estate taxes	370,753
Property insurance	38,042

Total certain operating expenses		909,823

Revenue in excess of certain operating expenses		$2,034,986

See notes to statement of revenue and certain operating expenses.

BABCOCK PORTFOLIO

NOTES TO COMBINED STATEMENT OF REVENUE

AND CERTAIN OPERATING EXPENSES

For the Year Ended December 31, 2009

Note 1. Organization and Basis of Presentation

The accompanying combined statement of revenue and certain operating expenses includes the revenue and certain operating expenses of two self storage properties located in Fort Lee, New Jersey and Weston, Florida, acquired from Chicago Five Portfolio, LLC (collectively, the “Babcock Portfolio”). Strategic Storage Trust, Inc. (the “Company”) acquired the Babcock Portfolio on February 24, 2010, for a total all cash purchase price of $23.05 million, plus closing costs and acquisition fees. On the date of acquisition, the Babcock Portfolio contained approximately 990 storage units at the Fort Lee Property and 650 storage units at the Weston Property.

The accompanying combined statement of revenue and certain operating expenses (the “Historical Summary”) was prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for the acquisition of real estate properties. The combined statement of revenue and certain operating expenses is not representative of the actual operations of the Babcock Portfolio for the period presented, because certain operating expenses that may not be comparable to the expenses to be incurred in the proposed future operations of the Babcock Portfolio have been excluded. Expenses excluded generally consist of management fees, interest and debt related costs, depreciation and amortization expense, interest income, income taxes and certain other allocated corporate expenses not directly related to the operations of the Babcock Portfolio. Therefore the combined statement of revenue and certain operating expenses may not be comparable to a statement of operations for the Babcock Portfolio after its acquisition by the Company. Except as noted above, management of the Babcock Portfolio is not aware of any material factors relating to the Babcock Portfolio for the year ended December 31, 2009 that would cause the reported combined financial information not to be indicative of future operating results.

Note 2. Summary of Significant Accounting Policies

Basis of Accounting

The combined statement of revenue and certain operating expenses has been prepared using the accrual method of accounting on the basis of presentation described in Note 1. As such, revenue is recorded when earned and expenses are recognized when incurred.

Revenue Recognition

Rental revenue is recognized when due over the lease terms, which are generally month-to-month leases. Rental income from tenants with leases having scheduled increases is recognized on a straight-line basis over the term of the lease. Other operating income, consisting primarily of late fees and ancillary revenue, is recognized when earned.

Property Operations

Certain operating expenses represent the direct expenses of operating the Babcock Portfolio properties and consist primarily of common area maintenance, utilities, real estate taxes, insurance, general and administrative and other operating expenses that are expected to continue in the ongoing operation of the Babcock Portfolio.

BABCOCK PORTFOLIO

NOTES TO COMBINED STATEMENT OF REVENUE

AND CERTAIN OPERATING EXPENSES

For the Year Ended December 31, 2009

Use of Estimates

The preparation of the Historical Summary in accordance with accounting principles generally accepted in the United States of America requires management of the Babcock Portfolio properties to make certain estimates and assumptions that affect the reported amounts of revenue and certain operating expenses during the reporting period. Actual results could differ from those estimates.

Advertising

Advertising costs are charged to expense as incurred.

STRATEGIC STORAGE TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

As of and for the Year Ended December 31, 2009

The following unaudited pro forma consolidated balance sheet gives effect to an acquisition of a self storage portfolio purchased from Chicago Five Portfolio, LLC (collectively, the “Babcock Portfolio”) on February 24, 2010 as if it was completed as of December 31, 2009 by Strategic Storage Trust, Inc., a Maryland Corporation (the “Company”). The following unaudited pro forma consolidated statement of operations is based on the historical consolidated statement of operations of the Company and the historical statement of operations of the Babcock Portfolio. The unaudited pro forma consolidated statement of operations for the year ended December 31, 2009 gives effect to this acquisition as if it was completed as of January 1, 2009.

The information included in the “Strategic Storage Trust, Inc. Historical” column of the unaudited pro forma consolidated balance sheet as of December 31, 2009 and the unaudited pro forma consolidated statement of operations for the year ended December 31, 2009 sets forth the Company’s historical consolidated balance sheet and statement of operations which are derived from the Company’s audited consolidated financial statements included in the Company’s Annual Report on Form 10-K filed with the SEC for the period ended December 31, 2009.

The unaudited pro forma adjustments are based on available information and certain assumptions that the Company believes are reasonable and factually supportable. These unaudited pro forma financial statements do not purport to represent what the actual financial position or results of operations of the Company would have been assuming such transaction had been completed as set forth above nor does it purport to represent the results of operations of the Company for future periods.

You should read the unaudited pro forma consolidated financial statements set forth below in conjunction with the audited consolidated financial statements and related notes of the Company included in the SEC filing discussed above.

STRATEGIC STORAGE TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

As of December 31, 2009

	Strategic Storage Trust, Inc. Historical	Completed Facility Acquisition Note (3)		Strategic Storage Trust, Inc. Pro Forma Note (2)
ASSETS
Cash and cash equivalents	$23,778,458	$(18,778,458)	a	$5,000,000
Real estate facilities:
Land	53,116,165	3,500,000	b	56,616,165
Buildings	89,798,903	17,245,000	b	107,043,903
Site improvements	12,143,292	-	b	12,143,292

	155,058,360	20,745,000		175,803,360
Accumulated depreciation	(1,733,158)	-		(1,733,158)

	153,325,202	20,745,000		174,070,202

Escrow receivable	300,504	-		300,504
Prepaid expenses	544,211	54,314	d	598,525
Deferred financing costs, net of accumulated amortization	991,916	-		991,916
Intangible assets, net of accumulated amortization	13,717,520	2,305,000	b	16,022,520
Restricted cash	1,847,847	-		1,847,847
Investments in unconsolidated joint ventures	8,896,642	-		8,896,642
Other assets	299,003	-		299,003

Total assets	$203,701,303	$4,325,856		$208,027,159

LIABILITIES AND STOCKHOLDERS’ EQUITY
Secured promissory notes	$78,256,583	$-		$78,256,583
Accounts payable and accrued liabilities	3,155,174	259,087	d	3,414,261
Due to affiliates	610,110	-		610,110
Distributions payable	975,516	-		975,516

Total liabilities	82,997,383	259,087		83,256,470

Commitments and contingencies
Redeemable common stock	1,635,054	-		1,635,054
Stockholders’ equity:
Strategic Storage Trust, Inc. stockholder’s equity:
Common stock, $0.001 par value; 700,000,000 shares authorized; 16,638,556 and 17,188,074 (pro forma) shares issued and outstanding at December 31, 2009	16,639	550	a	17,189
Additional paid-in capital	125,714,066	4,848,944	a	130,563,010
Distributions	(5,540,748)	-		(5,540,748)
Accumulated deficit	(8,807,189)	(782,725)	c	(9,589,914)

Total Strategic Storage Trust, Inc. stockholders’ equity	111,382,768	4,066,769		115,449,537

Noncontrolling interest in operating partnership	63,533	-		63,533
Other noncontrolling interests	7,622,565	-		7,622,565

Total noncontrolling interests	7,686,098	-		7,686,098

Total stockholders’ equity	119,068,866	4,066,769		123,135,635

Total liabilities and stockholders’ equity	$203,701,303	$4,325,856		$208,027,159

See notes to unaudited pro forma consolidated financial statements.

STRATEGIC STORAGE TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

	Strategic Storage Trust, Inc. Historical	Completed Facility Acquisition Note (4)	Pro Forma Adjustments Note (5)		Strategic Storage Trust, Inc. Pro Forma
Revenues:
Self storage rental income	$7,706,662	$2,849,449	$-		$10,556,111
Ancillary operating income	168,481	95,360	-		263,841

Total revenues	7,875,143	2,944,809	-		10,819,952

Operating expenses:
Property operating expenses	3,123,018	909,823	27,214	1	4,060,055
Property operating expenses - affiliates	857,864	-	407,189	2	1,265,053
General and administrative	1,882,260	-	-		1,882,260
Depreciation	1,690,189	-	492,714	3	2,182,903
Intangible amortization expense	2,601,212	-	987,857	3	3,589,069

Total operating expenses	10,154,543	909,823	1,914,974		12,979,340

Operating income (loss)	(2,279,400)	2,034,986	(1,914,974)		(2,159,388)
Other income (expense):
Interest expense	(1,877,750)	-	-		(1,877,750)
Deferred financing amortization expense	(165,121)	-	-		(165,121)
Property acquisition expenses - affiliates	(1,564,792)	-	(576,250)	4	(2,141,042)
Other property acquisition expenses	(1,765,090)	-	(206,475)	4	(1,971,565)
Equity in earnings of real estate ventures	240,956	-	-		240,956
Interest income	5,217	-	-		5,217
Other	1,461	-	-		1,461

Net loss	(7,404,519)	2,034,986	(2,697,699)		(8,067,232)
Less: Net loss attributable to the noncontrolling interest in our operating partnership	23,186	-	2,817	5	26,003
Net loss attributable to other noncontrolling interests	78,437	-	-		78,437

Net loss attributable to Strategic Storage Trust, Inc.	$(7,302,896)	$2,034,986	$(2,694,882)		$(7,962,792)

Net loss per share - basic	$(1.00)				$(0.81)
Net loss per share - diluted	$(1.00)				$(0.81)

Weighted average shares outstanding - basic	7,272,042		2,508,556	6	9,780,598
Weighted average shares outstanding - diluted	7,272,042		2,508,556		9,780,598

See notes to unaudited pro forma consolidated financial statements.

STRATEGIC STORAGE TRUST, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

As of and for the Year Ended December 31, 2009

Note 1. Acquisition

On February 24, 2010, the Company closed on the purchase of the Babcock Portfolio, which consists of two self storage facilities located in Fort Lee, New Jersey, and Weston, Florida from Chicago Five Portfolio, LLC, an unaffiliated third party. The purchase price for the Babcock Portfolio was $23,050,000 plus closing costs and acquisition fees. The Company paid cash for the entire purchase price and paid its advisor $576,250 in acquisition fees in connection with this acquisition.

The Fort Lee, New Jersey property is an approximately 990-unit self storage facility that sits on approximately 1.2 acres and contains approximately 98,000 rentable square feet of self storage space.

The Weston, Florida property is an approximately 650-unit self storage facility that sits on approximately 2.0 acres and contains approximately 52,000 rentable square feet of self storage space.

Note 2. Balance Sheet – Completed Facility Acquisition

The unaudited pro forma consolidated balance sheet of the Company reflects pro forma adjustments related to the acquisition of the Babcock Portfolio as if it occurred on December 31, 2009.

Note 3. Balance Sheet – Pro Forma Adjustments

(a)	The Babcock Portfolio was acquired using a combination of cash on hand at December 31, 2009 and equity raised subsequent to December 31, 2009. This adjustment reflects the cash on hand at December 31, 2009 and the additional equity, net of offering and organizational costs, raised and needed to close the acquisition on February 24, 2010.

(b)	Adjustment reflects the purchase price of $23,050,000 allocated to land, building, and intangible assets. The purchase price allocation is preliminary; therefore the allocation between land, building, and intangible assets is subject to change.

(c)	Adjustment reflects the expensing of acquisition-related transaction costs which are required to be expensed as incurred under GAAP.

(d)	Adjustment to prepaid expenses primarily reflects various prepaid items, including property taxes, insurance and utilities related to the Babcock Portfolio. Adjustment to accounts payable and accrued liabilities reflects the property taxes and unearned rent the Company became liable for at the time of acquisition.

Note 4. Statement of Operations – Completed Facility Acquisition

This acquisition was completed on February 24, 2010. Therefore, these historical amounts represent unaudited results of the Babcock Portfolio for the year ended December 31, 2009.

STRATEGIC STORAGE TRUST, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENT – CONTINUED

As of and for the Year Ended December 31, 2009

Note 5. Statement of Operations – Pro Forma Adjustments

(1)	Adjustment reflects the estimated increased cost of property taxes as compared to the Babcock Portfolio’s historical results. Pro forma property tax expense for the year ended December 31, 2009 is estimated to be approximately $398,000.

(2)	Adjustment reflects the additional fees the Company’s advisor is entitled to pursuant to the Company’s advisory agreement and property management agreement as compared to historical amounts. The Company’s advisor is paid an asset management fee of one-twelfth of one-percent of average invested assets calculated on a monthly basis. The Company’s property manager is paid a monthly fee of 6% of gross revenues, as defined, received from the Company’s properties.

(3)	Adjustment reflects the depreciation and amortization expense resulting from the Babcock Portfolio acquired on February 24, 2010. Such depreciation and amortization expense was based on a preliminary purchase price allocation of $3,500,000 to land, $17,245,000 to building, and $2,305,000 to intangible assets. Depreciation expense on the purchase price allocated to building is recognized using the straight-line method over a 35-year life. Amortization expense on the purchase price allocated to intangible assets is recognized using the straight-line method over an estimated 28-month life. The purchase price allocation, and therefore depreciation and amortization expense, is preliminary and is subject to change.

(4)	Adjustment for the year ended December 31, 2009 reflects the expensing of acquisition-related transaction costs, consisting of acquisition expenses paid to affiliates of $576,250 and other property acquisition expenses of $206,475, which are required to be expensed as incurred under GAAP.

(5)	Minority interest is adjusted based on the additional pro forma earnings and the pro forma shares outstanding. Such adjustment was based upon a calculation of pro forma net income and pro forma shares outstanding.

(6)	The pro forma weighted average shares outstanding were computed based on the weighted average number of shares outstanding during the period adjusted to give effect to the shares assumed to be issued had the acquisition been completed on January 1, 2009.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC STORAGE TRUST, INC.

Date: May 12, 2010	By:	/s/ Michael S. McClure
Michael S. McClure Chief Financial Officer